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                                                                   EXHIBIT 23(b)












                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Max & Erma's Restaurants, Inc. on Form S-8 of our report dated December 4, 2001, appearing in the Annual Report on Form 10-K of Max & Erma's Restaurants, Inc. for the year ended October 28, 2001.



DELOITTE & TOUCHE LLP

June 27, 2002
Columbus, Ohio



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